UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2010

Conolog Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-08174	22-1847286
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5 Columbia Road, Somerville, New Jersey (Address of Principal Executive Offices)		08876 (Zip Code)

Registrant’s telephone number, including area code: (908) 722-8081

n/a
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On December 1, 2010, Conolog Corporation (the “Company”) issued two press releases, copies of which are attached hereto as Exhibit 99.1 and 99.2, and are incorporated herein by reference, announcing the Company’s financial results for the year ended July 31, 2010, restated financial results for the year ended July 31, 2009, and restated financial results for the quarter ended April 30, 2010, respectively.

The information contained in this item, including the exhibits attached hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K, and the exhibits attached hereto, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On December 1, 2010, the Company reduced the conversion price on its outstanding convertible debentures, issued pursuant to a subscription agreement dated August 3, 2009, between the Company and three investors, to $0.30.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

	99.1	Press Release, dated December 1, 2010 announcing the Company’s financial results for the year ended July 31, 2010, and restated financial results for the year ended July 31, 2009.

	99.2	Press Release, dated December 1, 2010, announcing the Company’s restated financial results for the quarter ended April 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2010

CONOLOG CORPORATION

By:	/s/ Robert S. Benou

Robert S. Benou
Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release, dated December 1, 2010 announcing the Company’s financial results for the year ended July 31, 2010, and restated financial results for the year ended July 31, 2009.

99.2	Press Release, dated December 1, 2010, announcing the Company’s restated financial results for the quarter ended April 30, 2010.